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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                         OF THE SECURITIES ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 3, 1995

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                           HOST MARRIOTT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                    1-5664                 53-0085950
(STATE OR OTHER JURISDICTION     (COMMISSION FILE         (I.R.S. EMPLOYER
      OF INCORPORATION)               NUMBER)            IDENTIFICATION NO.)

                 10400 FERNWOOD ROAD, BETHESDA, MARYLAND 20817
              (ADDRESS OF PRINCIPAL EXECUTION OFFICES) (ZIP CODE)

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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (301) 380-9000
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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                                   FORM 8-K

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

  On November 3, 1995, the Registrant announced that it acquired the Toronto Eaton Centre Marriott. A copy of the news release announcing the acquisition is attached as an exhibit to this current report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (a) Financial statements of businesses acquired.

    It is impracticable for the Registrant to provide the required financial statements and pro forma financial information at the time of this filing. The Registrant will file such financial statements and pro forma financial information by amendment no later than January 17, 1996 as permitted under
  Item 7 of Form 8-K.

  (c) Exhibits

    (2) Purchase Agreement dated October 31, 1995 by and between 1028796 Ontario Limited and Marriott Corporation of Canada Ltd. as Sellers, and HMC Toronto EC, Inc. as Purchaser.

    (99) News Release dated November 3, 1995.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Host Marriott Corporation

                                               /s/ CHRISTOPHER G. TOWNSEND
                                          By: _________________________________
                                                  Christopher G. Townsend
                                                Senior Vice President, and
                                                    Corporate Secretary

Date: November 20, 1995

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